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                                                                    EXHIBIT 10.1


                                  WATERSTONE

                               Atlanta, Georgia

     THIS LEASE AGREEMENT, (the "Lease") is made 15 day of April, 1991, by and among SULLIVAN/BEST JOINT VENTURE, a joint venture created pursuant to the laws of the State of Georgia (the "Landlord"); and AERONOMICS INCORPORATED, a Delaware corporation (the "Tenant").

                                  WITNESSETH:

                                  1. PREMISES

     Landlord does hereby rent and lease to the Tenant the space (the "Premises") outlined on the floor plan attached hereto as Exhibit A and
                                                          ---------
incorporated hereby by this reference, together with all pipes, ducts, conduits, wires and equipment exclusively serving said space, which space contains 12,412 square foot of net rentable area (subject to adjustment as provided in Paragraph 4 below) located on the 3rd floor of the office building owned by Landlord known as "Waterstone" and situated on the real property described on Exhibit B,
                                                              ---------
attached hereto and incorporated herein (the "Building"). Landlord excepts and reserves to itself from the demise of the Premises (i) the exterior faces of all exterior walls, windows and doors and (ii) all hallways, stairways, shaftways, service rooms, common toilets, and elevators serving other part of the Building, except access by common areas and elevators as is necessary for Tenant's enjoyment of the Premise.

                                    2. TERM

     The term of this Lease shall be for a period of seventy two (72) months commencing on the Commencement Date (as defined in Exhibit C, attached hereto
                                                   ---------
and incorporated herein) (the "Commencement Date") and ending on the 31 day of May, 1997, at 12:00 Midnight, unless sooner terminated as hereinafter provided (the "Term").

                         3. COMPLETION OF IMPROVEMENTS

     Landlord agrees to proceed with due diligence to prepare the Premises for Tenant's occupancy in accordance with the terms of the work letter attached hereto as Exhibit C.
          ---------

                                 4. POSSESSION

     If this Lease is executed before the Premises herein are ready for occupancy and the Landlord cannot deliver possession of the Premises on the Commence Date for any reasons, other than an omission, delay or default, caused by Tenant, all rental payable hereunder shall abate until Landlord can deliver possession of the Premises and Tenant hereby accepts such abatement in full settlement of any and all claims Tenant may have against Landlord arising from Landlord's inability to deliver possession on the Commencement Date. In such event, the Term shall be extended for the number of days equal to the number of days of such rental abatement










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under this Paragraph 4.  Within ten (10) days after the Commencement Date,
Landlord shall calculate the actual square footage of net rentable area within the Premises and Tenant and Landlord shall execute a letter agreement setting forth (i) such actual square footage, (ii) the date of commencement of the payment of Base Rental by Tenant, (iii) the expiration date of the Term, (iv) Tenant's acceptance of the condition of the Premises subject to any punchlist items and latent defects, (v) the annual Base Rental payable hereunder, (vi) the Tenant's Share (as defined in Paragraph 5 [b] below, and (vii) such other matters as Landlord may request, in Landlord's reasonable discretion.

                                   5. RENTAL

     (a) Commencing on the Commencement Date, Tenant shall pay in advance to Landlord, at Landlord's address for notices set out in Paragraph 24 hereof, or at such other place as Landlord shall designate in writing, promptly, without demand, on the first day of each month during the Term, an amount equal to the product obtained by multiplying the total square footage of net rentable area within the Premises (calculated in accordance with Paragraph 4 above) by (See Special Stipulation #1) Dollars ($XXXXX) (the "Base Rental"), which, based on
                                 ------
the initial estimate of the total square footage of net rentable area within the Premises set forth in Paragraph 1 above, would be XXXXXXXXXXXXXXXXX Dollars ($XXXXXX) per annum. In the event the Term shall commence or terminate on a day other than the first day of a month, the rental for the first and last partial month shall be prorated. The Base Rental shall be due and payable in all events, without any set-off or deduction whatsoever.

     (b) Tenant shall pay to Landlord, as additional rental hereunder, Tenant's Share (defined below) of any increases in the annual total cost of ownership, operation, and maintenance of the Building and the surrounding land and parking facilities (including, without limitation, taxes, water, sewer, electricity, lightning, janitorial services and supplies, management fees, landscaping, window cleaning, insurance, maintenance, painting, decorating, trash, snow and ice removal, security services, heating, ventilating and air conditioning maintenance and repair, elevator maintenance and repair, resurfacing, patching, restriping and sweeping of drives, parking areas and walkways, policing and regulating traffic, accounting and legal fees, administrative costs, wages, salaries, taxes, insurance and all other similar payments made to or on behalf of Landlord's employees, agents or contractors engaged in the maintenance and operation of the Building, the cost [amortized over the useful life thereof, as determined by Landlord in its reasonable judgement] of any capital improvements
(i) made to the Building during the Term for the purpose of reducing total operating costs, and (ii) all other costs associated with the operation and maintenance of a first-class office building) over an annual amount equal to the product of $5.10, per square foot times the total net rentable square footage of the Building. Increases in the annual total costs on which such additional rental (as defined above in paragraph 5b) is based shall be limited to seven and one half (7.5%) percent of the prior year's amount, with the exception of real estate taxes and insurance which shall not be limited. Landlord will specifically exclude income tax, capital expenditures on behalf of other tenants and expenses reimbursed by a third party from being passed through to Tenant as additional rental. Commencing with the first day of January first following the Commencement Date and for each calendar year thereafter, if Landlord shall render a statement of Tenant's Share of such increases,

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as estimated by Landlord in Landlord's reasonable judgment, for such calendar year, Tenant shall pay to Landlord such estimated Tenant's Share of such increases in advance, in equal monthly installments, on the first day of each month. Such estimated Tenant's Share shall be subject to adjustment at the end of each such calendar year on the basis of the actual Tenant's Share of such increases for such calendar year. Any additional amounts owing from Tenant to Landlord due to such adjustment shall be due and payable within thirty (30) days after Tenant's receipt of Landlord's statement setting forth Landlord's calculation of Tenant's Share of such increases. Any amounts owing from Landlord to Tenant due to such adjustment shall be credited against the payment(s) of Tenant's Share of such increases or Landlord's estimate of Tenant's Share of such increases, as the case may be, next coming due. Landlord will furnish such statement to Tenant within ninety (90) days after the end of each such calendar year. For purposes hereof, "Tenant's Share" shall mean the fraction obtained by dividing the net rentable area of the Premises by ninety-five percent (95%) of the net rentable area of the Building.

     The provisions of this Paragraph 5 shall survive the expiration or earlier termination of this Lease. Within ninety (90) days following such expiration of earlier termination, Landlord shall render a final statement, setting forth all amounts due Landlord pursuant to this Lease, including any amounts owing under this Paragraph 5. Tenant shall pay such final statement to Landlord within thirty (30) days following the date Landlord renders such final statement.

                             6. RENTAL ADJUSTMENT

                                   [Deleted]

     The provisions of this Paragraph 6 shall survive the expiration or earlier termination of this Lease. Within ninety (90) days following such expiration of earlier termination, Landlord shall render a final statement, setting forth all amounts due Landlord pursuant to this Lease, including any amounts owing under this Paragraph 6. Tenant shall pay such final statement to Landlord within ten
(10) days following the date Landlord renders such final statement.

                                 7. COMMISSION

     Tenant represents and warrants to Landlord that, except with respect to Tri City Commercial Sales, Inc. (hereinafter referred to as the "Broker"), no broker, agent, commission salesman, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Premises and that no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman, or other person (except Broker). Tenant and Landlord agree to indemnify and hold each harmless from any and all claims, suits, demands, costs, liability, or judgments (including, without limitation, attorneys' fees and court costs incurred in connection with any such claims, suits, or judgments or in the enforcement of this indemnity) for any fees, commissions or compensation of any kind which arise out of or in any way connected with any claimed agency relationship with Tenant (except with respect to Broker). Tenant further agrees that, in the event (i) this Lease shall terminate prior to the last day of the Term as a result of any default hereunder by Tenant, or (ii) Landlord shall exercise any of Landlord's rights and remedies pursuant to Paragraph 15 as a result of Tenant's default, whether or not this Lease is terminated, then in either of such events Tenant

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shall reimburse Landlord for the amount of any commission owing or paid to any such broker or brokers with respect to this Lease, or any portion of the term hereof, after such default. Landlord will pay all commissions associated with the Lease dated March __, 1991 between Aeronomics Incorporated and Sullivan/Best Joint Venture.

                                    8. USE

     Tenant shall occupy and use the Premises for general office space, administrative purposes, related use and other lawful uses. The Premises shall not be used for illegal purposes; nor in violation of any regulation of any governmental body; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or the Building. Tenant agrees, at its own expense, to promptly comply with any and all municipal county, state and federal statutes, regulations, and/or requirements applicable or in any way relating to matters arising solely from Tenant's unique occupancy of the Premises.

                            9. TENANT'S ACCEPTANCE

     Tenant acknowledges that it has been afforded an opportunity to inspect the Premises and accepts the Premises "as is" and as suited for Tenant's intended use thereof, subject only to the provisions of Paragraph 3. Upon the tenth
(10th) day after completion of the improvements contemplated by Paragraph 3, or occupancy of the Premises by Tenant, whichever first occurs, Tenant shall be deemed to have accepted all improvements made to the Premises, subject to punchlist items and latent defects.

                         10. ASSIGNMENT AND SUBLETTING

     Tenant shall not voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, hypothecate or otherwise encumber this Lease or any interest herein other than by corporate merger, name change or transfer to any other entity under common control of Tenant and shall not sublet the Premises or any portion thereof without obtaining in each instance Landlord's prior written consent, which consent shall be granted or withheld as provided below. Landlord's consent shall not be unreasonably withheld. Landlord's consent to one assignment, sublease, transfer or hypothecation shall not be deemed or construed as a consent to any other or further assignment, sublease, transfer or hypothecation. Any such assignment, sublease, transfer or hypothecation without Landlord's prior written consent shall be void and shall, at Landlord's option, constitute a material breach of Tenant's obligations under this Lease. No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall release Tenant from any of its obligations hereunder or be deemed to constitute Landlord's consent to any assignment, sublease, transfer or hypothecation, and in any event, Tenant shall remain primarily liable on this Lease for the entire Term hereof and shall in no way be released from the full and complete performance of all the terms, conditions, covenants and agreements contained herein. A transfer of a fifty percent (50%) or greater interest (whether stock, partnership interest, or otherwise) in Tenant, either in a single transaction or in any series of transactions within a fourteen (14) consecutive month period, shall be deemed to be an assignment of this Lease except for transfers to spouses, trusts or heirs.

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     In the event Tenant should desire to assign this Lease or sublet the
Premises or any part thereof, Tenant shall give Landlord prior written notice, which shall specify (a) the date on which Tenant desires to make such assignment or sublease, (b) the name and business of the proposed assginee or sublessee,(c) the amount and location of the space affected, (d) the proposed effective date and duration of the subleting or assignment,(e) the proposed rental to be paid to Tenant by such sublease or assignee, and (f) the full financial statements of the proposed assignee or sublessee. Landlord shall then have a period of thirty
(30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant shall, on that date, immediately surrender possession of such space to be relieved of all further obligations to pay rent hereunder as to such space, or (ii) to permit Tenant to assign or sublet such space, in which event if the proposed rental between Tenant and sublesse is greater than the Base Rental as adjusted under this Lease, then fifty (50%) percent of such excess rental shall be deemed additional rent owned by Tenant to Landlord under this Lease and the amount of such excess shall be paid by Tenant to Landlord in the same manner that Tenant pays the Base Rental hereunder and in addition thereto, Tenant will not be responsible for sharing excess rental with Landlord unless nore than fifty (50%) percent of the Premises is subleased or (iii) to withhold consent to Tenant's assigning or subleasing such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected the option provided in clause (iii) above. Tenant agrees to reimburse Landlord for Landlord's reasonable attorney's fees and costs incurred in connection with the processing and documentation of any request made pursuant to this paragraph 10.

                               11. HOLDING OVER

     Tenant agrees to surrender the Premises to Landlord at the end of the Term in as good condition as existed at the commemcement of Tenant's occupancy, ordinary wear and tear, and damage by fire, casualty and condemnation expected. Tenant shall pay to Landlord upon request, all damages that Landlord may suffer on account of Tenant's failure to surrender possession as and when aforesaid and shall indemnify Landlord against all claims, demands, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of Tenant's delay in so delivering possession, including, but not limited to, claims of any other tenants or prospective tenants of the Building. Without limiting Landlord's rights and remedies, if Tenant holds over in possession of the Premises beyond the end of the Term, Tenant shall pay, not as rent but for Tenant's use and occupancy of the Premises, for each day that Tenant shall hold over, a sum equal to two (2) times the Base Rental previously payable by Tenant under the terms of this Lease divided by thirty (30), plus all additional rental previously payable under the terms of this Lease.

                       12. ALTERATIONS AND IMPROVEMENTS

     (a) Tenant shall have the right to make cosmetic improvements to the space without Landlord's written consent. However, any structual changes (i.e. new walls or demolition) must be approved by Landlord and Landlord agrees that its consent

                                      -5-

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          will not be unreasonably withheld or delayed.  Landlord will perform all work associated with the improvements and Tenant shall be responsible for all costs associated with the improvements.

     (b) In the event that Tenant's actions, omissions or occupancy of the Premises shall cause the rate of fire or other insurance either on Building or the Premises to be increased, Tenants shall pay, as additional rent, the amount of any such increase promptly upon demand by landlord.

     (c) All permanent erections, additions, fixtures and improvements, whether temporary or permanent in character (except only the movable office further movable partitions, equipment, business and trade fixtures, other personal property and office furniture of the Tenant) made in or upon the Premises, shall be and remain the Landlord's property, and shall remain upon the Premises at the termination or expiration of this Lease, with no compensation to the Tenant. Landlord reserves the right to require Tenant to remove any such improvements or additions upon the termination or expiration hereof. Landlord will repair any damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property, business or trade fixtures, alterations, improvements and installations and all costs for such repairs shall be at Tenant's expense.

                         13.  REPAIRS TO THE PREMISES

     Landlord shall not be required to make any repairs or improvements to the Premises, except structural repairs necessary for safety and tenantability. Tenant shall, keep in good repair all portions of the Premises, including but not limited to windows, glass and plate glass, doors, hallway doors providing access to the Premises, ceiling and light fixtures, signage (if permitted by Landlord), interior walls and finish work, floor coverings, and shall take good care of the Premises and its fixtures and permit no waste, except normal wear and tear with due consideration for the purpose for which the Premises is leased. Tenant will notify Landlord immediately of any failure of building services.

                               14.  INSPECTIONS

     Landlord hereby reserves to itself and its agents the right to exhibit the Premises to prospective purchasers or tenants at reasonable hours, to inspect the Premises to see that Tenant is complying with all its obligations hereunder, to make repairs required of Landlord or Tenant under the terms hereof, to make repairs or modifications to any adjoining space, to maintain, use, repair, and replace pipes, ducts, wires, meters and any other equipment, machinery, apparatus, and fixtures located within or without the Premises which service the Building or the Premises, to make alterations in and additions to the Building, and to enter upon the Premises for the foregoing purposes.

                           15.  DEFAULT AND REMEDIES

     In addition to the circumstances hereinbefore set forth, the occurrence of any of the following shall constitute a material breach and default of this Lease by Tenant:

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     (a)   The filing of any voluntary petition or similar pleading under any section or sections of any bankruptcy or insolvency act by or against Tenant, the institution of any voluntary or involuntary proceeding in any court or tribunal to declare Tenant insolvent or unable to pay Tenant's debts and, solely in the case of any insolvency petition or proceeding, such petition or proceeding is not dismissed within thirty (30) days from the date it is filed, the making of an assignment for the benefit of its creditors by Tenant, or the appointment of a trustee or receiver for Tenant or the Tenant's property.

     (b) Tenant's failure to pay the Base Rental or any other sum due hereunder if such non-payment continues for ten (10) or more days after the same be due and payable or Tenant's default in the prompt and full performance of any other provision of this Lease and (unless such default involves a hazardous condition, in which event such default shall be cured forthwith upon Landlord's demand) such Tenant fails to cure such default within twenty (20) days after written demand by Landlord that the default be cured. After ten (10) days, Landlord will provide written notice to Tenant of its delinquent Base Rental (or any other sum due hereunder) twice in any given twelve (12) month period and Landlord further agrees that Tenant will have ten (10) days from the receipt of Landlord's notice to satisfy the delinquent account. Landlord will not place Tenant in default unless the delinquent account is no satisfied within said ten
(10) day period.

     (c) The levy upon Tenant's interest under this Lease or in the Premises or the attachment thereof by process of law.

     In the event of any default as aforesaid by Tenant, the Landlord, in addition to other rights or remedies it may have at law or in equity, shall have the option of pursuing any one or more of the following non-exclusive remedies:

     (i) Landlord shall have the immediate right of re-entry and may remove all property from the Premises to a warehouse or elsewhere at the cost of, and for the account of, Tenant, all without being deemed guilty of trespass, or becoming liable for any loss, damage or damages which may be occasioned thereby;

     (ii) Landlord may, from time to time without terminating this Lease, and without releasing Tenant in whole or in part from Tenant's obligation to pay Base Rental and all other amounts due under this Lease and to perform any and all of the covenants, conditions and agreements to be performed by Tenant as provided in this Lease, make such alterations and repairs as may be necessary in order to relet the Premises. Landlord may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable. Tenant shall pay Landlord as soon as ascertained and upon demand all costs and expenses incurred by Landlord in connection with such reletting and in making any alterations and repairs, including, without limitation, the value of any "free rent" and rental concessions and the unamortized cost of tenant improvements or allowances given to Tenant or made at Landlord's expense. Upon each reletting all rentals received by Landlord from such reletting shall be applied; first, to the payment of any indebtedness other than rent due hereunder from Tenant to

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Landlord; second, to the payment of any unpaid costs and expenses of such reletting, including brokerage fees and attorney's fees and the costs of such alterations and repairs; third, to the payment of the Base Rental due and unpaid hereunder; and, fourth, the residue, if any, shall be held by Landlord and applied in payments of future Base Rental and other additional rent or charges as the same may become due and payable hereunder. In no event shall Tenant be entitled to any excess rental received by Landlord over and above that which Tenant is obligated to pay hereunder, including Base Rental, additional rent and all other charges. If such rentals received from such reletting during any month be less than that to be paid during such month by Tenant hereunder, including Base Rental, additional rent and all other charges, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Notwithstanding any such reletting without termination, Landlord may at any time thereafter terminate this Lease for such previous breach;

     (iii) Landlord may terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises, and Landlord may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises, reasonable attorneys' fees and costs, the value of any "free rent" and rental concessions, the unamortized cost of tenant improvements or allowances given to Tenant or made at Landlord's expense, and the present value of all rentals payable under this Lease to Landlord for the remainder of the Term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

     Landlord's re-entry, demand for possession, notice that the tenancy hereby created will be terminated on the date therin named, institution of an action of forcible detainer, or ejectment or the entering of a judgment for possession in such action or any other act or acts resulting of a judgment for possession in such action or any other act or acts resulting in the termination of Tenant's right to possession of the Premises shall not relieve Tenant from Tenant's obligation to pay all sums due hereunder during the balance of the Term, except as herein expressly provided. Landlord may collect and receive any Base Rental, additional rent, or charges due from Tenant, and the payment thereof shall not constitute a waiver of or affect any notice or demand given, and instituted or judgment obtained by Landlord, or be held to waive, affect, change, modify or alter the rights or remedies which Landlord has in equity or at law or by virtue of this Lease.

     All sums past due under this Lease shall bear interest at the lesser of a per annum rate of eighteen percent (18%) or the maximum lawful rate, from due date thereof until paid-in-full.

     Except as expressly provided in this Lease, Tenant hereby waives any and every form of demand and notice prescribed by statute or other law, including without limitation the notice of any elections or remedies made by Landlord under this Paragraph, demand for payments of any rent, or demand for possession.

     All rights and remedies of Landlord created or otherwise existing at law are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to exercise any other.

     Tenant shall and hereby agrees to pay all costs and expenses incurred by Landlord in enforcing any of the covenants and agreements of this Lease, or as a result of an action brought

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by Landlord against Tenant for an unlawful detainer of the Premises, and all such costs, expenses and attorney's fees shall, if paid by Landlord, be paid by Tenant to Landlord within fifteen (15) days of Landlord's written demand therefor, together with interest at the lesser of a per annum rate of eighteen percent (18%) or the maximun lawful rate from the date of Landlord's payment thereof until payment in full by Tenant.

                                 16. SERVICES

     (a) Landlord shall provide janitorial and cleaning services for the Premises and the common areas of the Building and non-exclusive elevator service. Landlord shall furnish electric facilities to the Premises sufficient for lighting and small business machinery only (e.g., typewriter, dictating machines, adding machines, calculators, copiers, postage machines, teletypes and any other equipment that uses 110 volt power source). Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. Tenant will not, without Landlord's prior written consent in each instance, connect any additional items (e.g., electric heaters, vending equipment, printing, or duplicating machines, auxiliary air-conditioners) to the Building's electrical system, or make any alteration or addition to the system. Should Landlord grant such consent, all additional circuits or equipment required thereof shall be installed by Landlord and the cost of installation, equipment and metering devices shall be paid by Tenant within five (5) days of receipt of a bill thereof. The consumption of electricity for such additional equipment shall be paid monthly to Landlord at the prevailing utility company rates, within thirty (30) days of receipt of invoice by Tenant. Landlord shall furnish seasonable air conditioning and heating during normal business hours (8:00 A.M. to 6:00 P.M.) Monday through Friday and 8:00 A.M. until 1:00 P.M. Saturday, said heating and air-conditioning shall not be furnished Sunday or holidays observed by Landlord. Landlord and Tenant agree that in the event Tenant adds additional equipment which in Landlord's opinion produces enough heat to cause comfort problems in the Premises, the Building, or any part thereof, then Landlord shall install a supplemental air conditioner and Tenant agrees to pay Landlord for such equipment, installation and consumption of electricity for supplemental air conditioning. Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this Paragraph, or any interruption in services supplied by Landlord hereunder provided Landlord shall use its good faith efforts to restore such services.

     (b) Notwithstanding anything to the contrary in subparagraph 5(b), Landlord shall have the right, at any time, to install an electrical metering device to monitor electrical consumption on the Premises. Should Landlord install such a device, Tenant shall, from time to time, pay upon receipt of an invoice thereafter, all direct charges for supplying electricity to the Premises. All costs incurred by Landlord to install such device and related equipment shall be borne by Tenant. Landlord's right to install a metering device pursuant to this subparagraph 16(b) shall be in addition to Landlord's right to install such a device pursuant to subparagraph 16(a) of this Lease.

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                          17. DESTRUCTION OF PREMISES

     (a) If the Premises or the Building is rendered partially or wholly unfit for occupancy by fire, the elements, act of God or other casuality (fire, the elements, acts of God or other casualties hereinafter referred to as the "Casualty"), and if such damage including Tenant Improvements cannot, in Landlord's reasonable opinion, be materially restored within ninety (90) days of the date of such Casualty or if Landlord elects to demolish, susbstantially alter, or cease operating the Building, then, in either such case, Landlord or Tenant may, terminate this Lease as of the date of such Casualty and the Term shall end as of such date. For purposes hereof, the Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used. If this Lease is not terminated pursuant to the above provisions of this Paragraph 17(a), then Landlord shall proceed with all due diligence, upon receipt of all insurance proceeds due to Landlord, to repair and restore the Premises. In no event shall Landlord be required to rebuild, repair, or replace any part of the partitions, fixtures, additions, or other property and improvements which may have been placed in or about the Premises by Tenant. If this Lease shall not be terminated by Landlord pursuant to this Paragraph 17
(a) and if the Premises are unfit for occupancy in whole or in part following such Casualty, the rent payable during the period in which the Premises are unfit for occupancy shall abate in proportion to the percentage of the rentable area of the Premises rendered unusable by such Casualty; provided, however, that no such abatement shall be made in the event such Casualty shall have been caused through the negligence or willful misconduct of Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees. If any such Casualty occurs, Landlord shall not be liable to Tenant for inconvenience, annoyance, loss of profits, expenses, or an other type of injury or damage resulting from the repair of any such Casualty, or from any repair, modification, arranging, or rearranging of any portion of the Premises or any part of all of the Building or for termination of this Lease as provided in this Paragraph 17(a). Notwithstanding any language contained in this Lease to the contrary, Landlord's obligations to repair and restore such damage shall be limited to the amount of insurance proceeds made available to Landlord for such repair and restoration (after any right of any mortgages to said proceeds); provided, that if, in Landlord's reasonable judgement, the amount of such insurance proceeds is not sufficient to materially restore the Premises and the Building (except for any improvements, fixtures, finishing, or personalty that may have been placed in or about the Premises by Tenant), Landlord shall have the right to terminate this Lease as of the date of such Casualty and the Lease Term shall end as of such date. In the event of any Casualty during the final year of the Lease Term of this Lease, Landlord, at Landlord's sole option, shall have the right to terminate this Lease as of the date of such Casualty and the Lease Term shall end of such date.

     (b) If all of the Premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall, at either Landlord's or Tenant's option, terminate effective as of the date of such actual physical taking. If part of the Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, or if any part of the Building is so taken and Landlord's elects to demolish, substantially alter, or cease operation of the Building, then, in either such case, Landlord shall have the right to terminate this Lease effective as of the date of such actual physical taking. In the event that this Lease is not terminated as provided above in this Paragraph 17(b), the rent payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the percentage of the rentable area of the premises rendered unusable by such taking and Landlord shall undertake materially to restore the Premises. Landlord or Tenant, as the case may be, shall exercise its right to terminate this Lease provided above in this Paragraph 17(b) by actual physical taking. Notwithstanding any language contained in this Lease to the contrary, landlord's, obligation to materially restore the Premises shall be limited to the amount of condemnation proceeds made available to the Landlord for such restoration and repair (after any right of any mortgages to said proceeds); provided, that if, in Landlord's reasonable judgment, the amount of such proceeds is not sufficient to materially restore the Premises and the Building (except for any improvements, fixtures, finishes, or personalty that may have been placed in or about the Premise by Tenant), Landlord shall have the right to terminate this Lease effective as of the date of such actual physical taking. Tenant shall not share in condemnation aware or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Landlord by Tenant; however, Tenant may separately claim and receive from the condemning authority (but not from Landlord), of legally payable, compensation for Tenant's removal and relocation costs and for Tenant's loss of business and/or business interruption, provided that such claim and recovery shall in no way diminish Landlord's recovery. Notwithstanding anything to the contrary contained in this Paragraph 17(b), if during the Term the use or occupancy of any part of the Building or Premises shall be taken or appropriated temporarily for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private agreement in lieu thereof, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the term of this Lease or private agreement in lieu thereof; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the loss of use or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration and compensation for the loss of use or occupancy of the Premises after the end of the term of this Lease and of the Building.

                                 18. INSURANCE

     (a) Tenant shall carry fire and extended coverage insurance insuring the Premises, all partitions, fixtures, additions, plate glass, tenant improvements, and property placed in or about the Premises, and any and all furniture, equipment, supplies, and other property contained therein, such insurance coverage to be in the full replacement value thereof, with reasonable deductible amounts.

     (b) Tenant also agrees to carry a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Two Million Dollars ($2,000,000) for property damage and One Million Dollars ($1,000,000) per occurrence for personal injuries or deaths of persons occurring in or about the Premises.

     (c) Said insurance policies as described in the foregoing subparagraphs 18(a) and 18(b) shall: (i) name Landlord and Landlord's agent as an additional insured and insure Landlord's and Landlord's agent's contingent liability under this Lease (except for the worker's compensation policy, which shall instead include a waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company which is reasonably acceptable to Landlord and licensed to do business in the State of Georgia, (iii) provide that said insurance shall not be canceled or amended unless thirty (30) days prior written notice shall have been given to Landlord, and (iv) provide that the insurance company issuing such policy waives all rights of subrogation against Landlord. Said policy or policies, or certificates thereof, shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance. Tenant hereby waives any right of recovery against Landlord for loss or injury to the extent Tenant would have been protected by the insurance required to be maintained by Tenant under the terms of this Lease.

                           19. RULES AND REGULATIONS

     The rules and regulations set forth in the attached Exhibit D, incorporated
                                                         ---------
herein by this reference, shall be and are hereby made a part of this Lease. Tenant, its employees, and agents, will perform and abide by said rules and regulations, and any amendments or additions to said rules and regulations as may be made from time to time by Landlord.

                               20. USUFRUCT ONLY

     This contract shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and sale.

                                  21. WAIVER

     The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any other term, covenant or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Base Rental, or additional rent or other sums due hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord.

                             22. ENTIRE AGREEMENT

     This Lease, sets forth all the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, other than are herein set forth. No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations, shall be binding upon Landlord or Tenant unless reduced to writing and signed by authorized representatives.

                            23. LANDLORD'S CONSENT

     In every instance herein in which the Landlord is called upon to give its consent, such consent may be withheld at Landlord's sole discretion, or if granted, may be subject to those conditions which Landlord deems appropriate.

                                  24. NOTICES

     Every notice, demand or request hereunder shall be in writing, and shall be deemed to have been properly given if hand delivered or if deposited with the United States Postal Service (or any official successor thereto) designated certified mail, return receipt requested, bearing adequate postage and addresses as follows:

If to Tenant:       Aeronomics Incorporated  and  Robert G. Cross
                    4751 Best                     89 Greenville Street
                    Suite 300                     Newnan, Georgia 30263
                    Atlanta, Georgia 30337
                                                       or
                                                  The current President/CEO at
                                                  the time.

If to Landlord:     Sullivan/Best Joint Venture
                    c/o Peterson Management Company
                    200 Galleria Parkway
                    Suite 1460
                    Atlanta, Georgia 30339
                    Attn: Lease Administrator

     The foregoing addresses may be changed by thirty (30) days prior written notice from time to time.

     Tenant hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of the Premises at the time. A copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from the Premises.

                                25. RELOCATION.

                                   [Deleted]

                    26. SUCCESSORS AND ASSIGNS, ATTORNMENT.

          The covenants, conditions and agreements herein contained shall inure to the benefit of and be binding upon landlord, its successors and assigns, and shall be binding upon Tenant, its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease in its sole discretion. Should Landlord assign this Lease as provided for above, or should Landlord enter into a security deed or other mortgage affecting the Premises and should the holder of such deed or mortgage succeed to the interest of Landlord, Tenant shall be bound to said assignee or any such holder under all the terms, covenants and conditions of this Lease for the balance of the Term hereof remaining after such succession and Tenant shall attorn to such succeeding party as its Landlord under this Lease promptly after any such succession. Tenant agrees that should any party so succeeding to the interest of Landlord require a separate agreement of attornment regarding the mattes covered by this lease, then Tenant shall enter into any such "attornment agreement," provided the same does not modify any of the provisions of this lease and has no adverse effect upon Tenant's continued occupancy of the Premises. If landlord's interest in the Building shall terminate by operation of law, sale, or excecution or foreclosure sale, Landlord shall thereupon be released from all further liability to Tenant under this Lease and Landlord's successor shall thereupon become liable to Tenant for all further obligations of Landlord under this Lease.

                             27. SECURITY DEPOSIT.

     Upon full execution of this lease, Tenant shall pay to Landlord an ,amount equal to the average annual rental divided by twelve (12) (the "Security Deposit"), which amount shall be security for the full and faithful performance and observance by Tenant of its covenants and obligations under this Lease. No interest shall be payable on the Security Deposit, and it is agreed and acknowledged by Tenant that the Security Deposit is not an advance payment of rent or a measure of landlord's damages in the case of default by Tenant. Landlord shall be entitled to commingle the Security Deposit with other funds of Landlord. Upon the occurrence of an event of default under this Lease, Landlord may use, apply, or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Base Rental and additional rent or any other sum as to which Tenant is in default or the payment of any other damage, injury, expense, or liability resulting from any event of default. Following any such application of the Security Deposit, Tenant shall pay to landlord on demand the amount necessary to restore the Security Deposit, to its original amount. In the event that Tenant shall fully and faithfully comply with all of its covenants and obligations under this lease, the Security Deposit shall be returned to Tenant within thirty (30) days after the expiration of the Term (or any permitted extensions thereof) and after delivery of possession of the Premises to Landlord in accordance with the terms hereof.

                          28. TIME IS OF THE ESSENCE.

     Time is of the essence with respect to the performance of each of the covenants and agreements of this Lease.

                              29. GOVERNING LAW.

     The Laws of the State of Georgia shall govern the validity, performance and enforcement of this Lease.

                               30. SEVERABILITY.

     If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless such invalidity is, in the sole determination of Landlord essential to the rights of Landlord, in which event Landlord has the right to terminate this Lease on written notice to Tenant.

                              31. SUBORDINATION.

     Tenant agrees that this Lease shall remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the "Security Deeds") affecting the Building or the Premises, and Tenant, shall promptly execute and deliver to Landlord such certificate or certificates in writing as Landlord may request, showing the subordination of the Lease to such Security Deeds, and in default of Tenant so doing, Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable, Tenant shall upon request from Landlord at any time and from time to time execute, acknowledge and deliver to Landlord a written statement certifying as follows: (a) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (b) that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); (c) the date to which any rents and other charges have been paid in advance, if any; and (d) such other matters as Landlord may request. Tenant irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this Paragraph. Any holder of a mortgage or security deed encumbering property which includes the Premises may, at any time, subordinate such mortgage or security deed to this lease, without Tenant's consent, by notice to Tenant, and thereupon this Lease shall be deemed prior in lien to such mortgage or security deed without regard to the respective dates of execution, delivery and recordation thereof. In that event, such holder shall have the same rights with respect to this lease as though this Lease had been executed and delivered prior to the execution and delivery of such mortgage or security deed and had been assigned to such mortgagee or security deed holder. The above right is supplementary to and not in derogation of any rights such mortgagee or security deed holder may otherwise have.

                             32. ATTORNEY'S FEES.

     Tenant agrees to pay all reasonable and actual attorney's fees and expenses the Landlord incurs in enforcing any of the obligations of Tenant under this Lease, or in any litigation or negotiation in which the Landlord shall, without his fault, become involved through or on account of this Lease.

                                33. INDEMNITY.

     Tenant agrees to and does hereby indemnify and hold harmless Landlord and shall defend Landlord from and against any and all claims, actions, damages, liabilities, demands, and expenses, including, without limitation, attorney's fees and other professional fees and costs, incurred in connection with loss of life, personal injury, or damage to property arising from or out of the occupancy or use by Tenant of the Premises or any part thereof or any other part of the Building or surrounding area, occasioned wholly or in part by an act or omission of Tenant, its officers, agents, invitees, contractors, or employees. Tenant's comprehensive general liability insurance required pursuant to subparagraph 18(a) of this Lease shall insure Tenant against assumed or contractual liability under this Lease.

                              34. RIGHT TO CURE.

     Tenant hereby permits Landlord to cure any and all defaults hereunder (but Landlord shall have no obligation to cure such defaults) and to charge to Tenant as additional rent Landlord's costs and expenses (including attorney's fees and costs and a reasonable allowance for administrative and overhead expenses) of curing such defaults. Tenant shall pay to Landlord such costs immediately upon receipt of an invoice therefor.

                                35. LIABILITY.

     Anything in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord in the land and buildings comprising the Building (subject to the prior rights of any mortgagee or security deed holder) for the collection of any judgment or other judicial process requiring a payment of money by Landlord in the event of any default or breach by Landlord with respect to the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord and no other assets of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies. In the event Landlord transfers or assigns this Lease, except as collateral security for a loan, upon such transfer or assignment, Landlord shall thereupon be released of all further liability and obligations hereunder.

                            36. SECURITY INTEREST.

     In order to secure the performance of Tenant's covenants, obligations and agreements contained in this Lease, Tenant hereby grants to Landlord a security interest in all furniture, fixtures, and equipment of Tenant used or employed on or in the Premises, now owned or hereafter acquired by Tenant, and all increases and accessions thereto and proceeds therefrom

(the "Collateral"). Tenant covenants that it has the right to grant this security interest and that it will at no time grant a subsequent or prior security interest in any of the Collateral without the prior written consent of Landlord. The security interest granted herein may be perfected by Landlord and tenant hereby agrees to execute such reasonable documents as are reasonably necessary or desirable to perfect such security interest. Tenant shall pay the cost of filing any financing statements and amendments, modifications and extensions thereof.

                              37. MISCELLANEOUS.

     This Lease shall be governed by the laws of the State of Georgia and shall be effective only when executed by both parties and may be amended or modified only by a writing executed by both parties. The titles to the paragraphs are for convenience only and are not to be considered in construing this Lease. Unless repugnant to the context, "Landlord" and "Tenant" shall be construed as to each provision of this Lease to mean the person named in the preamble to this Lease as Landlord and Tenant, respectively, and their respective heirs, executors, administrators, successors, and permitted assigns, and those claiming through or under any of them, but this Paragraph shall not be construed as permitting any transfer of all or any part of Tenant's interest in this Lease or the Premises. This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any other prior agreement between the parties or with their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this lease. No representations, understandings, agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein.

                           38. SPECIAL STIPULATIONS.

     Insofar as the special stipulations set forth on Exhibit E, attached hereto
                                                      ---------
and incorporated herein conflict with any of the foregoing provisions, said Special Stipulations shall control.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seal, the day and year first above written:

                                   LANDLORD:

                                   SULLIVAN/BEST JOINT VENTURE, a joint
                                   venture created pursuant to the Laws of the State of Georgia

                                   By: MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY, a corporation
                                       created pursuant to the Laws of the
                                       Commonwealth of Massachusetts, Joint
                                       Venturer

                                       By:      /s/ Julianne M. Echols
                                          --------------------------------------
                                       Title: Director of Real Estate Investment
                                              ----------------------------------

                                                [CORPORATE SEAL]

                                   By: BEST ROAD OFFICE BUILDING
                                       ASSOCIATES 1, LTD., a limited partnership
                                       created pursuant to the Laws of the
                                       State of Georgia, Joint Venturer

                                       By: PETERSON LIMITED #8, a limited
                                           partnership created pursuant to the
                                           Laws of the State of Georgia,
                                           General Partner

                                           By:  /s/ Robert Peterson     (SEAL)
                                               -------------------------
                                                Robert E. Peterson
                                                General Partner

                                       TENANT:

                                       AERONOMICS INCORPORATED

                                       By:      /s/ Robert Cross
                                          --------------------------------------
                                       Its:     President
                                           -------------------------------------

                                       Attest:  /s/ Cynthia P. Taylor
                                              ----------------------------------
                                       Its:     Secretary
                                           -------------------------------------

                           FIRST AMENDMENT TO LEASE
                           ------------------------

THIS FIRST AMENDMENT TO LEASE (the "First Amendment") made and entered into this 23rd day of July, 1993, by and between MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Landlord") and AERONOMICS INCORPORATED, a Delaware corporation ("Tenant").


                              W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into a lease Agreement dated April 15, 1991, (collectively, the "Lease") for certain premises located in Waterstone, 4751 Best Road, Suite 300, Atlanta, Georgia 30337 incorporating 12,412 rentable square feet (the "Premises") and,

WHEREAS, Landlord and Tenant desire to further amend the Lease in certain respects and to ratify and confirm all of the provisions of the Lease:

NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00) in hand paid by Tenant to Landlord and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The Area of the Leased Premises is hereby amended to increase the Leased Area of the Premises by 13,472 rentable square feet. The total rentable
                             ------
     square footage shall be 25,884.  The Lease Expiration Date shall be August
                             ------
     31, 1998.

2.   Commencement Date Agreement

     Landlord shall, not later than thirty (30) days after Tenant takes possession of the Premises prepare and deliver to Tenant an agreement (hereinafter the "Commencement Date Agreement") which shall fix the date upon which the term commenced, the date upon which the obligation to pay Rent and Additional Rent commenced and the date upon which the Term shall expire. Provided Tenant agrees with the information contained in the Commencement Date Agreement, it shall properly execute and return said agreement to Landlord. When fully executed and delivered, the Commencement Date Agreement shall supersede any inconsistent terms contained in this Amendment as Exhibit B.

3. Paragraph 1 of Exhibit E of the Lease shall be deleted in its entirety, and in lieu thereof, the following new paragraph l shall be inserted:

     Tenant agrees to pay Landlord Base Rental for the Leased Premises in accordance with the following Base Rental Schedule:

First Amendment to Lease
AERONOMICS INCORPORATED
Page 2

                                   Per Rentable
                                   Square Foot           Monthly Base
     From          To              Per Annum             Rental
     ----          --              ---------             ------
     09/01/93 to 06/30/94          $15.88                $34,251.61
     07/01/94 to 08/31/94          $16.36                $35,285.61
     09/01/94 to 06/30/95          $16.88                $36,408.27
     07/01/95 to 08/31/95          $17.36                $37,442.27
     09/01/95 to 06/30/96          $17.88                $38,564.94
     07/01/96 to 08/31/96          $18.36                $39,599.94
     09/01/96 to 06/30/97          $18.88                $40,722.61
     07/01/97 to 08/31/97          $17.92                $38,653.44
     09/01/97 to 08/31/98          $17.92                $38,653.44

4. Tenant shall continue to reimburse Landlord for all increases in operating expenses above $5.10 per rentable square foot in accordance with Paragraph 5(b) of the Lease. For Operating Cost purposes, "Tenant's Share" shall be increased to 25,884 / 92,076 = 28%.

5. First Right to Lease - Landlord hereby grants Tenant throughout the term of this Amendment hereof a first right to lease (herein called the "First Right to Lease") any portion of the space (herein called the "Expansion Space") located on the third and fourth floors of the building, which is not subject to a (A) written lease agreement or (B) renewal option by the tenant currently in occupancy. Landlord agrees to notify Tenant of the status of the tenants located on the third and fourth floors of the Building with renewal options and the future availability of space located on the third and fourth floors of the Building. If Landlord notifies Tenant of the availability of the Expansion Space, Tenant shall notify Landlord on or before five (5) business days after receipt of Landlord's notice whether or not Tenant elects to lease the Expansion Space. If Tenant fails to notify Landlord within such five (5) business day period, Tenant shall be deemed to have elected not to lease the Expansion Space.

     If Tenant desires to lease the Expansion Space, Landlord and Tenant shall proceed to make and enter into an amendment to this Lease with respect to the Expansion Space. The base rent, the additional rent and any allowances with respect to the Expansion Space on the fourth floor shall be negotiated at that time by Landlord and Tenant.

     The term of the Lease with respect to the Expansion Space shall be coterminous with the term of this Lease except that in no event shall the term be less than three (3) years.

     The obligation to pay the rent, the additional rent and all other charges shall commence not later than the date which is sixty (60) days after the lease for the Expansion Space is executed by Landlord and Tenant. If Landlord and Tenant fail to enter into a Letter of Intent based on terms and conditions satisfactory to each on or before thirty (30) days after the date Tenant notifies Landlord that Tenant desires to lease the Expansion Space,

First Amendment to Lease
AERONOMICS INCORPORATED
Page 3

     the rights of Tenant hereunder shall lapse and expire and Landlord may lease the Expansion Space to any other person or entity without any liability to Tenant by reason thereof. Furthermore, if Landlord and Tenant fail to execute the amendment to this lease or a new lease on terms and conditions satisfactory to each, inclusive of all construction drawings, "Improvements", and all other details necessary to execute the aforesaid document within ninety (90) days after the date Tenant notifies Landlord that Tenant desires to lease the Expansion Space, the Rights of Tenant shall lapse and expire and for any term Landlord may lease the Expansion Space to any other person or entity within a one hundred and twenty (120) day period without notice or any liability to Tenant. Landlord and Tenant agree to exercise good faith in negotiating the terms and conditions of the lease for the Expansion Space.

     In the event Tenant does not lease the Expansion Space within the above described period and Landlord receives a bona fide offer (excluding, however, any offer arising out of or relating to an existing expansion option, renewal option, or first right to lease (the "Offer"), Landlord shall submit written notice to Tenant specifying the terms of the Offer. The Tenant shall have the right (the "Right of First Refusal"), exercisable at any time within five (5) business days from the date of such notice, to lease said portion of the said floor that is the subject of the Offer pursuant to the terms and provisions set forth in the Offer. If Tenant elects to exercise the Right of First Refusal, it shall, prior to the end of said five (5) business day period deliver written notice of such exercise to the Landlord, and the leasing of said portion of said floor shall commence on the last day of said five (5) business day period or upon completion of the Tenant improvements, whichever is later and shall be evidenced by a lease amendment executed by Tenant and Landlord. If the Tenant does not exercise such Right of First Refusal within said five (5) business day period or shall fail to deliver written notice of such exercise as provided above, the Landlord shall be free to lease said portion of the Building, or any part thereof, to the Offeror upon the same terms and conditions as contained in the Offer.

6.   TENANT IMPROVEMENTS:

(A) Attached hereto and incorporated herein as Exhibit "A" are the construction documents with respect to the Additional Premises ("Final Plans"). Landlord agrees to construct the tenant improvements, which shall include space planning and design ("Tenant Improvements"), to the Additional Premises in accordance with the Final Plans on or before 09-15-93 ("Completion Date"),
                                                  --------
     at Landlord's sole cost and expense.

(B) If Tenant desires to make any changes to the Final Plans, Tenant shall request said change in writing to Landlord. If said change, together with all other changes in the aggregate, should increase the time required to construct the Tenant Improvements, then the Completion Date shall be extended by the number of additional days required because of said change. Any changes which, in the aggregate, increase the cost above the Fixed Amount (as hereinafter defined) shall be at Tenant's expense, and Tenant shall pay all such amounts to Landlord within thirty (30) days after receipt of invoice.

First Amendment to Lease
AERONOMICS INCORPORATED
Page 4

(C) In connection with the construction of the Tenant Improvements, Landlord agrees to prosecute such work with due diligence, and with minimal interference with the Tenant's normal business operations.

(D) For each $1,000.00 saved in the cost of the Tenant Improvements below $226,750.00 ("Fixed Amount"), the rent per rentable square foot per annum shall be reduced by $.01025, and Paragraph 3 of this Amendment shall be adjusted accordingly. Landlord shall certify the construction cost to Tenant and Tenant shall have the right to inspect and audit Landlord's books and records at Tenant's sole costs with respect thereto.

7.   Security Deposit:

     As security for Tenant's performance of its obligations under this Lease, Tenant shall provide to Landlord a certificate of deposit in Tenant's name and assigned as security to Landlord in the amount of $94,878; provided however that on the anniversary of each lease year beginning September 1, 1994, the amount of such security shall be reduced by $18,975.00, provided that Tenant is not then in default, or has not been in default of this Lease after written notice and the appropriate opportunity to cure provided by Landlord to Tenant. Landlord agrees to provide documentation as required by the issuer of the certificate of deposit, as described in Exhibit C, to permit the release of the certificate of deposit in the appropriate amount as contemplated in this section.

8.   Subordination, Nondisturbance and Attornment

     To the best of Landlord's actual knowledge, the building of which the Premises are a part ("Building"), and the land upon which the Building is located ("Land", the land and building, the "Property") are not encumbered by any lien, claims, encumbrance, ground lease or security deed the foreclosure of which would affect the Lease as amended hereby (the "Lease" including such amendment), and that notwithstanding anything contained in the Lease to the contrary, Landlord will use best efforts to insure the Lease shall not be subject and subordinate to any deed to secure debt placed upon the Property, or any ground lease of the Land, Landlord shall use best efforts to obtain from the grantee of such security deed or ground lease a Subordination, Nondisturbance and Attornment Agreement in a form reasonably acceptable to Tenant, which Agreement shall provide, among other things, that so long as Tenant is not in default under the Lease, which default remains uncured after written notice and an opportunity to cure, the Lease and Tenant's rights thereunder shall not be affected as a result of any action by the grantee under such security deed, assignment of rents and leases or other document given in connection therewith.

9. This Amendment shall take effect when executed by both Landlord and Tenant.

10. Except as expressly amended hereby, the Lease shall remain in full force and effect, and the same is hereby ratified and confirmed.

First Amendment to Lease
AERONOMICS INCORPORATED
Page 5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers under seal, as of the day, month and year first above written.

               LANDLORD:

               MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

               By:  /s/ Julianne M. Eschols
                  -----------------------------------------

               Its:  Director of Real Estate Investment
                   ----------------------------------------

               Attest:   /s/ Martin L. Johnson
                      -------------------------------------

               Its:  Director of Real Estate Investment
                   ----------------------------------------
                     (CORPORATE SEAL)

                   (Additional Signatures on following page)

First Amendment to Lease
AERONOMICS INCORPORATED
Page 6

               TENANT:

               AERONOMICS INCORPORATED

               By:  /s/ Robert Cross
                  -------------------------------------

               Its:  President
                   ------------------------------------

               Attest:   /s/ Cynthia P. Taylor
                      ---------------------------------

               Its:  Secretary
                   ------------------------------------
                     (CORPORATE SEAL)

                      SECOND AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------

THIS SECOND Amendment to Lease Agreement is made and entered into this 18th of February, 1994, by and between MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("Landlord") and AERONOMICS INCORPORATED, a Delaware corporation ("Tenant").

                          W I T N E S S E T H, THAT:
                          --------------------------

Whereas, Landlord and Tenant have entered into that certain Lease Agreement, dated April 15, 1991, which lease provided for the leasing of approximately 12,412 square feet of net rentable area within the Building, and a First Amendment dated July 23, 1993 increasing Tenant's size to 25,884 rentable square feet within the Building (said lease, as amended, is hereinafter referred to as the "Lease"); and

Whereas, the Commencement Date under the Lease occurred on June 8, 1991; and

Whereas, Landlord and Tenant desire to amend the Lease as hereinafter provided.

NOW, THEREFORE, for and in consideration of the premises, TEN AND NO/100 ($10.00) DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The Lease is hereby amended by adding 1,686 rentable square feet on the second floor of the Building (the "Additional Premises") to the Premises leased to Tenant.

     2. Notwithstanding anything to the contrary contained in Paragraph 5(a) of the Lease, Tenant's Base Rental shall be paid in accordance with the following table:

     PERIOD                        MONTHLY BASE RENTAL
     ------                        -------------------
     05/01/94 to 06/30/94          $36,423.74

     07/01/94 to 08/31/94          $37,525.18

     09/01/94 to 06/30/95          $37,720.90

     07/01/95 to 08/31/95          $39,822.34

     09/01/95 to 06/30/96          $41,018.07

     PERIOD                        MONTHLY BASE RENTAL
     ------                        -------------------
     07/01/96 to 08/31/96          $42,120.51

     09/01/96 to 06/30/97          $43,316.24

     07/01/97 to 08/31/97          $41,112.19

     09/01/97 to 08/31/98          $41,112.19

Tenant's Base Rental with respect to the original Premises for the time period prior to the Expansion shall be unaffected by this paragraph and shall be paid as currently provided under the Lease.

     3. Tenant's Share as described in Paragraph 5(b) of the Lease and Paragraph 4 of the First Amendment, is hereby increased to 27,570/92,076 = 30% effective May 1, 1994 throughout the term of the Lease.

     4.   TENANT IMPROVEMENTS
          -------------------

          A. Attached hereto and incorporated herein as Exhibit "A-1" are the construction documents with respect to the Additional Premises ("Final Plans"), which shall be approved and initialed by Landlord and Tenant and incorporated herein this Second Amendment. Landlord agrees to construct the tenant improvements, which shall include space planning and design, ("Tenant Improvements") to the Additional Premises in accordance with the Final Plans on or before May 1994 ("Completion Date"), at Landlord' sole cost and expense. In no instance shall Landlord's contribution exceed $18,377.40 (the "Fixed Amount") inclusive of space planning and design.


          B. If Tenant desires to make any changes to the Final Plans, Tenant shall request said change in writing to Landlord. If said change, together with all other changes in the aggregate, should increase the time required to construct the Tenant Improvements, then the Completion Date shall be extended by the number of additional days required because of said change. Any changes which, in the aggregate, increase the cost above the Fixed Amount shall be at Tenant's expense, and Tenant shall pay all such amounts to Landlord within thirty (30) days after receipt of notice of such increased costs.

          C. In connection with the construction of the Tenant Improvements, Landlord agrees to prosecute such work with reasonable diligence, and with minimal interference with the Tenant's normal business operations.

     5. Both Landlord and Tenant acknowledge and confirm that the Lease, as amended hereby, is in full force and effect and the other party is not in default under the Lease. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Amendment shall be governed by and construed under the laws of the state of Georgia. Time is of the essence hereof.

     6. This Amendment shall take effect when executed by both Landlord and Tenant.

     7. Terms utilized in this Amendment but not defined herein shall have the meanings attributed to them in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and have caused their seals to be affixed hereto as of the date and year first above written.


                                        LANDLORD:

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY, a Massachusetts corporation

                                        By:   /s/ Julianne M. Eschols
                                           --------------------------------
                                        Its:  Director of Real Estate Investment
                                            ------------------------------------

                                                  [CORPORATE SEAL]



                                        TENANT:

                                        AERONOMICS INCORPORATED, a Delaware
                                        corporation

                                        By:   /s/ Cynthia P. Taylor
                                            --------------------------------
                                        Its: Corporate Secretary
                                             -------------------------------

                                        Attest:  /s/ Cynthia P. Taylor
                                               -----------------------------
                                        Its:     Corporate Secretary
                                               -----------------------------

                                        DATE:           2/18/94

                      THIRD AMENDMENT TO LEASE AGREEMENT



     This THIRD AMENDMENT TO LEASE AGREEMENT (the "Third Amendment'') is made and entered into this 31st day of January, 1995, by and between MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("Landlord") and AERONOMICS INCORPORATED ("Tenant").

                                R E C I T A L S

     A. Landlord is the owner of certain improved real property located in Atlanta, Fulton County, Georgia, commonly known as Waterstone (the "Property").

     B. Sullivan/Best Joint Venture, a Georgia joint venture (the "Former Owner"), leased a portion of the Property to Tenant by means of a Lease Agreement dated April 15, 1991, as amended by a First Amendment to Lease dated July 23, 1993 (the "First Amendment''), as further amended by a Second Amendment to Lease Agreement dated February 18, 1994 (the "Second Amendment"), as the same may have been further amended. All of the foregoing are sometimes collectively referred to in this Third Amendment as the "Lease".

     C. Landlord acquired the Property from the Former Owner, and in connection therewith Landlord acquired all or the Former Owner's right, title and interest in and to all leases affecting the Property, including the Lease. Landlord is the successor-in-interest to the Former Owner.

     D. Landlord and Tenant desire to amend certain terms of the Lease, for their mutual benefit.

                               A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Paragraph 2 of the Second Amendment is hereby superseded and replaced in its entirety by the following:

     Any provision of Paragraph 5(a) of the Lease to the contrary notwithstanding, Tenant shall pay Base Rental to Landlord as follows:

                             Monthly Base
     Period:                 Rental Payment
     ------                  --------------

     5/1/94 - 6/30/94        $36,423.74

     7/1/94 - 8/31/94        $37,525.18

     9/1/94 - 6/30/95        $38,720.90

     7/1/95 - 8/31/95        $39,822.34

     9/1/95 - 6/30/96        $41,018.07

     7/1/96 - 8/31/96        $42,120.51

     9/1/96 - 6/30/97        $43,316.24

     7/1/97 - 8/31/98        $41,112.19

     2. Paragraph 7 of the First Amendment is hereby superseded and replaced in its entirety by the following:

     As security for Tenant's performance of its obligations under the Lease, Tenant shall provide to Landlord four certificates of deposit in Tenant's name and assigned as security to Landlord, each in the amount of $18,975.00. The maturity dates of the four certificates of deposit shall be September 1, 1995, September 1, 1996, September 1, 1997, and September 1, 1998, respectively. Provided that Tenant is not then in default under the Lease and has not been in default under the Lease after any written notice and opportunity to cure provided in the Lease to be given by Landlord to Tenant, Landlord shall relinquish its interest in each certificate of deposit, effective as of such certificate's maturity date, by executing and delivering to Tenant on or before such maturity date a certificate in the form of Exhibit A attached to this Third Amendment.

     3. Exhibit C to the First Amendment is hereby superseded and replaced in its entirety by Exhibit C attached hereto. Contemporaneous with the execution of this Third Amendment, Tenant shall deliver to Landlord an Acknowledgment in the form of Exhibit C, duly executed by The Bank of Coweta.

     4. Any provision of the Lease to the contrary notwithstanding, any notice required or permitted to be given to Landlord under the Lease shall hereafter be given to Landlord at the following address, unless changed in accordance with the notice provisions of the Lease:

          Massachusetts Mutual Life Insurance Company
          c/o Cornerstone Real Estate Advisers, Inc.
          1050 Crown Pointe Parkway , Suite 1780
          Atlanta, Georgia 30338

     5. All terms, covenants and conditions of the Lease not expressly amended by this Third Amendment shall be and remain unchanged and in full force and effect. Capitalized terms utilized in this Third Amendment and not defined herein shall have the meanings attributed to them in the Lease.

     Executed by Landlord and Tenant under seal as of the date first above written.

Witnesses:                         LANDLORD

                                   MASSACHUSETTS MUTUAL LIFE
                                   INSURANCE COMPANY

                                   By:  CORNERSTONE REAL ESTATE
/s/ Kimberly L. Johns                   ADVISERS, INC., its agent
-----------------------------
                                   By:  /s/ Juliane M. Echols
_____________________________           --------------------------------
                                        Its:  Vice President


Witnesses:                         TENANT

                                   AERONOMICS INCORPORATED

______________________________

______________________________     By:  /s/ Robert Cross
                                   --------------------------------
                                   Its:  Chairman

300 One Jackson Place
188 East Capitol Street        THE PARKWAY COMPANY        Post Office Box 22728
Jackson, MS 39201-2195                                  Jackson, MS  39225-2728
--------------------------------------------------------------------------------
(601) 948-4091                                         Facsimile (601) 949-4077

April 23, 1996

Mr. Lawrence W. Hall
President
Aeronomics Incorporated
4751 Best Road
Suite 300
Atlanta, GA 30337-5609

RE: Lease Agreement dated April 15, 1991, and Amendments to Lease dated July 23, 1993, February 18, 1994 and January 31,1995, by and between Aeronomics Incorporated (Tenant) and Sullivan/Best Joint Venture and Massachusetts Mutual Life Insurance Company (collectively known as prior landlords) and Parkway Atlanta, Inc. (Landlord), as successor in interest to Massachusetts Mutual Life Insurance Company

Dear Larry:

     This letter, when fully executed, shall amend and modify the above referenced Lease Agreement and Amendments to Lease as follows:

     1. The Premises shall be increased by 814 square feet of Rentable Area on the first (1st) floor of the Building, increasing Tenant's Premises to 28,384 square feet of Rentable Area.

     2. The Term for this increased area shall be for a period of seven (7) months and twenty-six (26) days commencing on May 6, 1996 and terminating on December 31, 1996.

     3. Tenant shall pay rent to Landlord for the increased area at a monthly rental of $796 for May and $950 commencing June 1 through December 31, 1996.

     4. Tenant shall occupy the increased area on an "as is" basis; however, Landlord shall fund approximately $200-$300 for Tenant's network cabling.

     Except as to the extent modified herein, the Lease Agreement and Amendments to Lease are hereby confirmed.

MR. LAWRENCE W. HALL
April 23, 1996
Page 2



     If the foregoing accurately sets forth our agreement as to modifications of the Lease Agreement and Amendments to Lease, please indicate your acceptance and approval by signing in the space provided.

Sincerely,



/s/ Jim Ingram
--------------------------------
James M. Ingram
Vice President

AERONOMICS INCORPORATED


By:  /s/ Lawrence W. Hall
     ---------------------------
Its: President

300 One Jackson Place
188 East Capitol Street       THE PARKWAY COMPANY        Post Office Box 22728
Jackson, MS 39201-2195                                 Jackson, MS  39225-2728
--------------------------------------------------------------------------------
(601) 948-4091                                        Facsimile (601) 949-4077




June 18, 1996




Mr. James Edwards
Chief Financial Officer
Aeronomics Incorporated
4751 Best Road
Suite 300
Atlanta, GA 30337-5609


RE: Lease Agreement dated April 15, 1991, and Amendments to Lease dated July 23, 1993, February 18, 1994, and January 31, 1995, by and between Aeronomics Incorporated (Tenant) and Sullivan/Best Joint Venture and Massachusetts Mutual Life Insurance Company (collectively known as prior landlords) and Amendment to Lease dated April 23, 1996, by and between Tenant and Parkway Atlanta, Inc. (Landlord), as successor in interest to Massachusetts Mutual Life Insurance Company

Dear Jim:

     This letter, when fully executed, shall amend and modify the above referenced Lease Agreement and Amendments to Lease as follows:

     1. The Premises shall be increased by 9,741 square feet of Rentable Area on the second (2nd) floor of the Building, increasing Tenant's Premises to 38,125 square feet of Rentable Area effective July 1, 1996.

     2. Tenant shall accept the increased Premises, consisting of 9,741 square feet of Rentable Area, in its "as is" condition.

     3. Tenant shall pay Base Rent to Landlord pursuant to the following schedule:

          July 1, 1996-August 31, 1996                  $56,870.00 monthly
          September 1, 1996 - December 31, 1996         $58,066.00 monthly
          January 1, 1997 - June 30, 1997               $57,116.00 monthly
          July 1, 1997 - August 31, 1998                $54,912.00 monthly

     Except as to the extent modified herein, the Lease Agreement and Amendments to Lease are hereby confirmed.

MR. JAMES EDWARDS
June 18, 1996
Page 2



     If the foregoing accurately sets forth our agreement as to modifications of the Lease Agreement and Amendments to Lease, please indicate your acceptance and approval by signing in the space provided.

Sincerely,



/s/ James M. Ingram
------------------------------
James M. Ingram
Vice President

JMI/wsf


AERONOMICS INCORPORATED

By:/s/ James L. Edwards
   ---------------------------
Its: Chief Financial Officer

                                      -2-